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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 2001


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






New York                             1-892                       34-0252680
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Financial Statements of Businesses Acquired.

          None.

      (b) Pro Forma Financial Information

          None.

      (c) Exhibits

          Exhibit 99.1 The B.F.Goodrich Company Press Release dated January 29, 2001 titled "BFGoodrich Reports Strong Fourth-Quarter Results and Sixth Consecutive Year of Sales and Earnings Growth".

          Exhibit 99.2 Excerpts from Presentation materials of members of The B.F.Goodrich Company's senior management to be delivered on January 30, 2001 at the Bear Stearns 8th Annual Commercial Aerospace Conference.

ITEM 9.   REGULATION FD DISCLOSURE

         1. On January 29, 2001, The B.F.Goodrich Company issued a press release announcing its earnings for the three-months and full-year periods ended December 31, 2000. A copy of such press release is filed as Exhibit 99.1 hereto.

         2. On January 30, 2001, members of The B.F.Goodrich Company's senior management will be making a presentation at the Bear Stearns 8th Annual Commercial Aerospace Conference. A portion of the presentation materials to be delivered by them at the conference is filed as Exhibit 99.2 hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE B.F.GOODRICH COMPANY
                                           (Registrant)


Date:  January 30, 2001                    By:   /s/ Robert D. Koney, Jr.
                                                 ------------------------------
                                                 Robert D. Koney, Jr.
                                                 Vice President and Controller



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